Exhibit 10.52













                      ESTOPPEL, CONSENT AND RECOGNITION AGREEMENT


                  This ESTOPPEL, CONSENT AND RECOGNITION AGREEMENT (this "Estoppel Agreement"), dated as of August 1, 1995, is executed by SCOTT PAPER COMPANY, a Pennsylvania corporation ("Scott"), and MOBILE ENERGY SERVICES COMPANY, L.L.C., an Alabama limited liability company ("MESC"), for the benefit of BANKERS TRUST (DELAWARE), a Delaware banking corporation, as Collateral Agent for the Secured Parties (as hereinafter defined) (the "Lender").

                  A. MESC, Mobile Energy Services Holdings, Inc. (formerly known as Mobile Energy Services Company, Inc.), an Alabama corporation ("Mobile Energy"), and First Union National Bank of Georgia, as trustee (in such capacity, the "Taxable Trustee"), have entered into a Trust Indenture dated as of August 1, 1995 (as the same may be amended, supplemented, waived or otherwise modified, the "Taxable Indenture"), pursuant to which MESC (i) is issuing its First Mortgage Bonds, the proceeds of which will be used to (among other things) repay to The Southern Company a portion of the amounts advanced to pay certain costs associated with the acquisition of the Energy Complex (as defined in the Amended and Restated Master Operating Agreement dated as of July 13, 1995 among Scott, Mobile Energy and the other parties thereto), and (ii) may, from time to time, issue additional Senior Debt (as defined in the Taxable Indenture).

                  B. MESC, Mobile Energy and The Industrial Development Board of the City of Mobile, Alabama (the "Board") have entered into an Amended and Restated Lease and Agreement dated as of August 1, 1995 with respect to part of the Energy Complex, relating to The Industrial Development Board of the City of Mobile, Alabama Solid Waste Revenue Refunding Bonds (Mobile Energy Services Company, L.L.C. Project), Series 1995, to be issued for the benefit of MESC pursuant to an Amended and Restated Indenture dated as of August 1, 1995 (as the same may be amended, supplemented, waived or otherwise modified, the Tax- Exempt Indenture") between the Board and First Union National Bank of Georgia, as trustee (in such capacity, the "Tax-Exempt Trustee"). The proceeds of the Tax-Exempt Bonds will be used to refinance certain outstanding tax-exempt bonds and to pay for certain other costs. MESC may cause the Board to issue, from time to time, additional debt under such Amended and Restated Indenture.

                  C. MESC and Banque Paribas (together with any lender that is or becomes a provider of the Working Capital Facility (as hereinafter defined), the "Working Capital Facility Provider" and, together with the Taxable Trustee and the Tax-Exempt Trustee, the "Secured Parties") have entered into a Revolving


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Credit Facility dated as of August 1, 1995 (as the same may be amended, supplemented, waived or otherwise modified, and together with any replacement working capital facility, the "Working Capital Facility"), borrowings under which will be used to finance certain working capital requirements of MESC.

                  D. Scott and Mobile Energy have entered into that certain Supplementary Lease Agreement dated as of December 12, 1994 (as amended pursuant to the First Amendment to Supplementary Lease Agreement dated as of July 13, 1995, and pursuant to the Second Amendment to Supplementary Lease Agreement dated as of August 1, 1995 (to be recorded) and as it may be further amended, restated, renewed, modified or supplemented from time to time with the Lender's written consent, the "Lease"), whereby, inter alia, Scott has leased to Mobile Energy certain real property owned by Scott and described in Exhibit A attached hereto and incorporated herein by this reference (the "Facility Site");

                  E. Pursuant to an Omnibus Deed, Bill of Sale, General Assignment and Conveyance Agreement between Mobile Energy and MESC dated as of July 14, 1995, Mobile Energy has assigned to MESC, and MESC has assumed, all of Mobile Energy's rights and obligations under the Lease; and

                  F. The Lender has been granted a security interest in the Lease and the Energy Complex for the benefit of the Secured Parties pursuant to an Intercreditor and Collateral Agency Agreement dated as of August 1, 1995 by and among the Secured Parties, the Board, the Lender, MESC and Mobile Energy (as the same may be amended, supplemented, waived or otherwise modified, the "Intercreditor Agreement"), the Leasehold Mortgage, Assignment of Leases, Rents, Issues, Profits and Security Agreement and Fixture Filing dated as of August 1, 1995 (as the same may be amended, supplemented, waived or otherwise modified, the "Mortgage"), the Assignment of Security Agreement dated as of August 1, 1995 between MESC and the Lender, and the other Financing Documents.

                  NOW, THEREFORE, with the understanding that the Lender and the Secured Parties will be relying on each of the statements contained in this Estoppel Agreement and that the Lender and the Secured Parties would not enter into the Intercreditor Agreement and the other Financing Documents without this Estoppel Agreement, Scott hereby states, certifies, represents, and warrants (in each case, as of the date hereof) and agrees as follows (capitalized terms not otherwise defined herein having the meanings ascribed thereto in the Intercreditor Agreement as in effect on the date hereof):

                  1. The Lease has not been supplemented or amended (orally or in writing), except as described in Recital D above. Attached hereto as Exhibit B is a true and correct copy of the Lease.


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                  2. The Lease is valid and in full force and effect, in
accordance with its terms, and is the valid and binding obligation of Scott as lessor. The Lease has not been surrendered, canceled, terminated or abandoned, whether in writing or pursuant to a purported oral surrender, cancellation, termination or abandonment.

                  3. The Lease constitutes the only written agreement between Scott and MESC with respect to the interests described therein.

                  4. Scott has not commenced any pending action or sent any presently effective notice to MESC (or received any presently effective notice from MESC) for the purpose of terminating the Lease. Scott is not presently entitled to terminate the Lease.

                  5. Scott has not received any notice delivered for the purpose of terminating the Lease.

                  6. To the best of Scott's knowledge, MESC is not in default in the performance of the Lease and no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default by MESC under the Lease.

                  7. Scott is not in default in the performance of the Lease and no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default by Scott under the Lease.

                  8. Rent under the Lease is One Dollar ($1.00) per year, payable in advance, and the first installment thereof was due on December 16, 1994.

                  9. All rent has been paid under the Lease through and including the rent payable for each rent payment period that includes the date hereof. As of the date hereof, no rent or any other payments are presently due under the Lease.

                  10. The "Effective Date" of the Lease, on which date the term of the Lease commenced, is December 16, 1994.

                  11. Scott has not assigned, sublet, hypothecated, or otherwise transferred its interests, or any portion thereof, under the Lease or in its estate underlying the Lease. Except as described in Recital D above and as contemplated by this Estoppel Agreement, Scott has not received notice of any assignment of the Lease by MESC.

                  12. Scott acknowledges and agrees that MESC has the right to and will encumber its interests under the Lease with the Mortgage and other security documents. Scott consents to the assignment pursuant to the Mortgage and other Financing Documents and agrees with the Lender for the benefit of the Secured Parties that Scott has received notice that the Lender, for the benefit

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of the Secured Parties, holds a leasehold mortgage on the leasehold estate of
MESC and is entitled to all rights, privileges and protections that apply to the holder of such a leasehold mortgage under the Lease, subject in each case to the terms and conditions of the Consents to Assignment between the Lender and each of Scott and the Mill Owners (the "Consents"), and that Scott has been provided with the Lender's address herein.

                  13. Scott agrees that notwithstanding anything in the Lease to the contrary, it will not create any lien, charge, interest, or encumbrance in or on the Facility Site that is superior to the Lease and/or the lien of the Mortgage.

                  14. Scott agrees that the Lender and the Secured Parties shall have the right to enter, possess and use the Facility Site at such reasonable times and manner as are necessary or desirable to effectuate the remedies and enforce the rights of Lender and the Secured Parties under the Financing Documents; provided, however, that such entry, possession or use shall be strictly in accordance with the terms and conditions of the Consents.

                  15. None of the senior management of Scott, the Pulp Mill SOC Representative (as defined in the Master Operating Agreement) and the Tissue Mill SOC Representative (as defined in the Master Operating Agreement) has received notice of any other holder of a leasehold mortgage on or holder of any other security interest in the leasehold estate of MESC under the Lease other than the Mortgage.

                  16.      Scott hereby represents and warrants that:

                           (a) The execution, delivery and performance by Scott of the Lease and this Estoppel Agreement have been duly authorized by all necessary corporate action, and do not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on Scott;

                           (b) This Estoppel Agreement is the legal, valid and binding obligation of Scott, and this Estoppel Agreement and the Lease are enforceable against Scott in accordance with their terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights generally and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

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                           (c) All government approvals necessary for the
         execution and delivery of and performance by Scott of its obligations under the Lease have been obtained and are in full force and effect.

                  17. All notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon telephonic verification of receipt if sent by telefacsimile and (c) if otherwise delivered, upon the earlier of receipt or two (2) business days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

                           If to Scott:

                           Scott Paper Company
                           Scott Plaza
                      Philadelphia, Pennsylvania 19113-1585
                           Attn: Thomas C. Deas, Jr.
                           FAX: (215) 522-5665

                           with copy to:

                      Skadden, Arps, Slate, Meagher & Flom
                           1440 New York Avenue, N.W.
                           Washington, D.C.  20005
                           Attn: Martin Klepper, Esq.
                           FAX: (202) 393-5760


                           If to the Lender:

                           Bankers Trust (Delaware)
                           c/o Bankers Trust Company
                           Four Albany Street, 4th Floor
                           New York, New York  10006
                           Attn:  Corporate Trust and Agency Group
                           FAX: 212-250-6961

                           with copy to:

                           Seward & Kissel
                           One Battery Park Plaza
                           New York, New York 10004
                           Attn: Kalyan Das
                           FAX:212-480-8421


Each party may change its address to another address within the United States by notice in accordance with this paragraph.

                  18. This Estoppel Agreement shall be binding upon and benefit the successors and assigns of Scott, MESC, the Lender,

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the Secured Parties, and their respective successors, transferees and assigns
(including, without limitation, any entity that refinances all or any portion of the obligations under the Financing Documents). Scott agrees to confirm such continuing obligation in writing upon the reasonable request of MESC, the Lender, the Secured Parties, or any of their respective successors, transferees and assigns. No termination, amendment, variation or waiver of any provisions of this Estoppel Agreement shall be effective unless in writing and signed by Scott, the Lender and MESC. To the extent this Estoppel Agreement conflicts in any way with the Lease, this Estoppel Agreement is intended to modify and supersede the Lease. Any such conflict shall be resolved in favor of this Estoppel Agreement. If all or any portion of any provision of this Estoppel Agreement is held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality, or unenforceability shall not affect any other provision of this Estoppel Agreement. This Estoppel Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations
Law).

                  19. Notwithstanding anything in the Lease to the contrary, the parties hereto agree that the effectiveness of this Estoppel Agreement, and the rights of the Lender as a leasehold mortgagee under the Lease and hereunder, shall in no way be conditional on the recording of this Estoppel Agreement.

                  20. This Estoppel Agreement may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement.

                  21. It is expressly understood and agreed by the parties hereto that this Estoppel Agreement has been executed by Bankers Trust (Delaware), not in its individual capacity, but solely as Collateral Agent for the Secured Parties in the exercise of the power and authority conferred and vested in it.

                  IN WITNESS WHEREOF, Scott, by its officer thereunto duly authorized, has duly executed this Estoppel Agreement as of the date first set forth above.

                                   SCOTT PAPER COMPANY,
                                   a Pennsylvania corporation



                                   By:      /s/
                                       Name:         Thomas C. Deas, Jr.
                                       Title: Assistant Treasurer




Accepted and agreed to:


BANKERS TRUST (DELAWARE),
  as the Lender



By:      /s/
    Name:         James H. Stallkamp
    Title: President



MOBILE ENERGY SERVICES COMPANY, L.L.C.,
  an Alabama limited liability company



By:      /s/
    Name:         Christopher J. Kysar
    Title: Vice President

STATE OF  PENNSYLVANIA                      )
                                            )  ss.:
COUNTY OF DELAWARE                          )

                  I, the undersigned Notary Public in and for said County in said State, hereby certify that Thomas C. Deas, Jr. whose name as Assistant Treasurer of Scott Paper Company, a Pennsylvania corporation, is signed to the foregoing Estoppel, Consent and Recognition Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and seal this the 18th day of August, 1995.


                               /s/                                    (seal)
                           Notary Public


STATE OF DELAWARE                           )
                                            )  ss.:
COUNTY OF NEW CASTLE                        )

                  I, the undersigned Notary Public in and for said County in said State, hereby certify that James H. Stallkamp whose name as President of Bankers Trust (Delaware), a Delaware banking corporation, is signed to the foregoing Estoppel, Consent and Recognition Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Delaware banking Corporation.

                  Given under my hand and seal this the 21st day of August, 1995.



                                /s/                               (seal)
                           Notary Public









                                                        -8-

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STATE OF NEW YORK                           )
                                            )  ss.:
COUNTY OF NEW YORK                  )

                  I, the undersigned Notary Public in and for said County in said State, hereby certify that Chris Kysar whose name as Vice President of Mobile Energy Services Company, L.L.C., an Alabama limited liability companyon, is signed to the foregoing Estoppel, Consent and Recognition Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as said corporation.

                  Given under my hand and seal this the 23rd day of August, 1995.



                              /s/                                 (seal)
                           Notary Public

                                                    EXHIBIT "A"


                                      Property Description of Leased Premises

ALL that certain plot, piece or parcel of land, situate, lying and being in the City of Mobile, County of Mobile, and State of Alabama, bounded and described as follows:

Parcel I

         Beginning at a point in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the Office of the Judge of Probate of Mobile County, Alabama, said point being 3570.10 feet North and 431.54 feet East of the Site of the Great Magnolia, and at Alabama State Plane Coordinate, (West Zone, NAD 1927), North 270056.327 and East 326422.733; Thence N-10-53'-56"-W for 356.22 ft.; Thence
         S-89-01'-08"-E for 105.36 ft.; Thence S-68-5 2'-49"-E for 194.97 ft.;
         Thence S-15-17'-38"-E for 241.11 ft.; Thence S-80-56'-54"-W for 287.04
         ft. to the Point of Beginning. Said Parcel (the "East Fuel Tank Parcel") lying and being in Lot 11 of the Scott Paper Company Subdivision and containing 1.968 acres, more or less.

                                                 LESS AND EXCEPT:

         Beginning at a point 38.85 feet South and 7.65 feet West of the North East corner of the Parcel described above, said point being at Alabama State Plane Coordinate, (West Zone, NAD 1927), North 270295.212 and East 326634.957; Thence S-42-00'-44"-W for 42.00 ft.; Thence
         N-47-59'-16"-W for 50.00 ft.; Thence N-42-00'-44"-E for 42.00 ft.;
         Thence S-47-59'-16"-E for 50 ft. to the Point of Beginning. Said Parcel (the "Excluded Parcel") lying entirely within the East Fuel Tank Parcel described above and containing 2100.00 square feet, more or less.

Parcel II

         Beginning at a point in Lot 11 of the Scott Paper Company Subdivision as recorded in Map Book 64, Page 39, in the office of the judge of Probate of Mobile County, Alabama: Said point being 2027.703 feet North and 2186.144 feet East of the Site of the Great Magnolia, and at Alabama State Plane Coordinate, West Zone, NAD 1927, North 268513.927, East 328177.335: Thence N-41(degree)-44'-09"-E for 195.20 feet; Thence
         S-26(degree)-32'-42"-E for 119.38 feet; Thence S-34(degree)-20'-56"-E for 102.00 feet; Thence S-41(degree)-44'-09"-W for 144.25 feet; Thence Northwesterly, around a curve to the left having a radius of 438.67 feet and a Delta angle of 27(degree)-48'-23", the Chord of which bears N-43(degree)-25'-40"-W for 210.66 feet, for an arc distance of 212.74 feet to the Point of Beginning. Said Parcel lying and being entirely within

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         the boundaries of Lot 11 of the aforesaid Scott Paper Company
         Subdivision, and containing 0.759 acres, more or less.


                                                       -11-